                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):   MARCH 3, 1995
                                                           -------------


                            FIRST BANK SYSTEM, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-6880                 41-0255900
          --------                      ------                 ----------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)


601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA                   55402
- -----------------------------------------------                   -----
   (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code:     612-973-1111
                                                              ------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

         On January 24, 1995, First Bank System, Inc. (the Company) completed its acquisition of Metropolitan Financial Corporation. Accordingly, the Company's consolidated financial statements and the related Management's Discussion and Analysis of Financial Condition and Results of Operations (Annual Report) have been restated to give retroactive effect to the merger using the pooling of interests method of accounting. The Company is hereby filing with the Securities and Exchange Commissions a copy of the restated consolidated financial statements and MD&A.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         c.)  Exhibits (all filed herewith)

              Exhibit 23     Consent of Ernst & Young LLP

              Exhibit 99 1994 Restated Consolidated Financial Statements and Management's Discussion and Analysis.



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   FIRST BANK SYSTEM, INC.



Date:  March 3, 1995               By  /s/  David J. Parrin
       -------------                  ---------------------
                                      David J. Parrin
                                      Senior Vice President & Controller



                               INDEX TO EXHIBITS


     Document                                     Sequential Page Number
     --------                                     ----------------------


23   Consent of Ernst & Young LLP                          3

99   1994 Restated Consolidated Financial Statements
     and Management's Discussion and Analysis.             4 - 77

                                      -2-